UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 10, 2026
NAUTICUS ROBOTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40611	87-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17146 Feathercraft Lane, Suite 450, Webster, TX 77598
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (281) 942-9069
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KITT	The Nasdaq Stock Market LLC
Warrants	KITTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 10, 2026, the Company issued an Original Issue Discount Senior Secured Convertible Debenture Due 2026, in the aggregate principal amount of $1,020,408.00 (the “Additional Note”), to an institutional investor ("Investor"), which is convertible into 1,717,281 shares of common stock of the Company calculated at a conversion price of $0.5942. The Additional Note was issued pursuant to the securities purchase agreement dated as of November 4, 2024 (the “Securities Purchase Agreement”) with certain investors including Investor, as previously described in the Company's Current Report on Form 8-K filed with the Securities Exchange Commission on November 5, 2024 (the “November 5 Form 8-K”). The Additional Note has the same terms as the Notes under the Securities Purchase Agreement as described in the November 5 Form 8-K and will mature on September 9, 2026 or such earlier date as is required or permitted to be repaid under such Additional Note.

The foregoing description of the transaction described in this Item 2.03 does not purport to be completed and is qualified in its entirety by reference to the complete text of the Additional Note, a copy of which was attached to the November 5 Form 8-K as Exhibit 10.3.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 2.03 of this Current Report is incorporated herein by reference. The issuance of the Additional Note was not registered under the Securities Act in reliance on the exemption provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, or under any state securities laws.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
10.1	Form of Original Issue Discount Senior Secured Convertible Debenture Due 2026 (incorporated by reference from Exhibit 10.3 of the Form 8-K of Nauticus Robotics, Inc., filed on November 5, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2026	Nauticus Robotics, Inc.

	By:	/s/ John Symington
		Name:	John Symington
		Title:	General Counsel